UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c)

of the Securities Exchange Act of 1934

Check the appropriate box:

☐	Preliminary Information Statement

☐	Confidential, for use of the Commission only (as permitted by Rule 14c-5(d)(2))

☒	Definitive Information Statement

MERIDIAN WASTE SOLUTIONS, INC.
(Name of Registrant As Specified In Charter)

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☐	Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

	1)	Title of each class of securities to which transaction applies:

	2)	Aggregate number of securities to which transaction applies:

	3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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MERIDIAN WASTE SOLUTIONS, INC.

One Glenlake Parkway
Atlanta, GA 30328

To the Holders of Common Stock of Meridian Waste Solutions, Inc.:

This Information Statement is first being mailed on or about December 21, 2017 to the holders of record of the outstanding common stock, $0.025 par value per share (the “Common Stock”) of Meridian Waste Solutions, Inc., a New York corporation (the “Company”), as of the close of business on November 6, 2017 (the “Record Date”), to inform the stockholders of actions already approved by written consent of the majority stockholders holding 55.9% of the voting equity. Pursuant to Rule 14c-2 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), the proposals will not be effective until at least 20 calendar days after the mailing of this Information Statement to our stockholders and holders of the Company’s preferred stock. Therefore, this Information Statement is being sent to you for informational purposes only.

WE ARE NOT ASKING YOU FOR A PROXY

AND YOU ARE REQUESTED NOT TO SEND US A PROXY

The following action was authorized by written consent of the holders of a majority of our outstanding voting stock: (i) approving the issuance of the Series E Preferred Stock having such designations, rights and preferences as set forth in the Company’s Amendment to Certificate of Incorporation filed with the Secretary of State of the State of New York on October 23, 2017 and (ii) approving the issuance of 150,000 shares of restricted Common Stock as compensation for financial advisory services.

The enclosed information statement contains information pertaining to the matter acted upon.

Pursuant to rules adopted by the Securities and Exchange Commission, you may access a copy of the information statement at www.meridianwastesolutions.com.

This is not a notice of a meeting of shareholders and no shareholders’ meeting will be held to consider the matters described herein.  This Information Statement is being furnished to you solely for the purpose of informing shareholders of the matters described herein pursuant to Section 14(c) of the Exchange Act and the regulations promulgated thereunder, including Regulation 14C.

ACCORDINGLY, WE ARE NOT ASKING YOU FOR A PROXY, AND YOU ARE REQUESTED NOT TO SEND US A PROXY.  NO PROXY CARD HAS BEEN ENCLOSED WITH THIS INFORMATION.

This Information Statement will serve as written notice to shareholders of the Company pursuant to Section 615(c) of the New York Business Corporation Law.

By Order of the Board of Directors,

/s/ Jeffrey Cosman

Jeffrey Cosman

Chief Executive Officer, Chairman

December 21, 2017

THIS INFORMATION STATEMENT IS BEING PROVIDED TO

YOU BY THE BOARD OF DIRECTORS OF MERIDIAN WASTE SOLUTIONS, INC.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE

REQUESTED NOT TO SEND US A PROXY

Meridian Waste Solutions, Inc.

One Glenlake Parkway

Atlanta, GA 30328

Tel: (770) 691-1351

INFORMATION STATEMENT

December 21, 2017

NOTICE OF STOCKHOLDER ACTION BY WRITTEN CONSENT

GENERAL INFORMATION

This Information Statement has been filed with the Securities and Exchange Commission (the “SEC”) and is being sent, pursuant to Section 14C of the Exchange Act, to the holders of record as of November 6, 2017 (the “Record Date”) of common stock, par value $0.025 per share (the “Common Stock”), of Meridian Waste Solutions, Inc., a New York corporation (the “Company,” “we,” “our” or “us”), to notify the Common Stockholders of the following:

On November 10, 2017, the Company received a written consent in lieu of a meeting by the holders of 55.9% of the voting power of the Common Stock, including shares of preferred stock (the “Majority Stockholders”) approving and/or authorizing the following actions:

●	Issuance of the Series E Preferred Stock having such designations, rights and preferences (the “Series E Designations”) as set forth in the Company’s Amendment to Certificate of Incorporation filed with the Secretary of State of the State of New York on October 23, 2017 (the “Series E Approval”), as required for the effectiveness of certain terms of the Series E Designations; and

●	Issuance of 150,000 shares of restricted Common Stock to a FINRA-Member non-exclusive financial advisor as compensation for advisory services. (the “Advisory Fee Shares Approval”).

On November 10, 2017, the Board of Directors (the “Board”) recommended for approval to the Majority Stockholders the Series E Approval and the Advisory Fee Shares Approval.

On November 10, 2017, the Majority Stockholders approved the Series E Approval and the Advisory Fee Shares Approval by written consent in lieu of a meeting in accordance with the New York Business Corporations Act.  Accordingly, your consent is not required and is not being solicited.

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We will commence mailing the notice to the holders of Common Stock, warrant holders and holders of the Company’s preferred stock on or about December 21, 2017.

PLEASE NOTE THAT THIS IS NOT A REQUEST FOR YOUR VOTE OR A PROXY STATEMENT, BUT RATHER AN INFORMATION STATEMENT DESIGNED TO INFORM YOU OF CERTAIN ACTIONS TAKEN BY THE MAJORITY STOCKHOLDERS.

The entire cost of furnishing this Information Statement will be borne by the Company.  We will request brokerage houses, nominees, custodians, fiduciaries and other like parties to forward this Information Statement to the beneficial owners of the Common Stock held of record by them.

The following table sets forth the name of the Majority Stockholders, the number of shares of Common Stock held by the Majority Stockholders, the number of shares of Series A Preferred held by the Majority Stockholders, the total number of votes that the Majority Stockholders voted in favor of the Actions and the percentage of the issued and outstanding voting equity of the Company that voted in favor thereof.

Name of Majority Stockholder	Number of Shares of Common Stock held	Number of Shares of Series A Preferred held	Number of Votes held by Majority Stockholder	Number of Votes that Voted in favor of the Actions	Percentage of the Voting Equity that Voted in favor of the Actions
Jeffrey Cosman	1,034,437	51	14,156,667	14,156,667	55.0%
Walter H. Hall, Jr.	175,350	0	175,350	175,350	*
Joseph Ardagna	17,409	0	17,409	17,409	*
Thomas Cowee	17,409	0	17,409	17,409	*
Jackson Davis	17,409	0	17,409	17,409	*
TOTAL	1,262,014	51	14,384,244	14,384,244	55.9%

* less than 1%

ACTIONS: APPROVAL OF THE ISSUANCE OF THE SERIES E PREFERRED STOCK HAVING SUCH DESIGNATIONS, RIGHTS AND PREFERENCES AS ARE SET FORTH IN THE CERTIFICATE OF AMENDMENT TO THE COMPANY’S CERTIFICATE OF INCORPORATION FILED WITH THE SECRETARY OF STATE OF THE STATE OF NEW YORK ON OCTOBER 23, 2017 AND APPROVAL OF THE ISSUANCE OF 150,000 SHARES OF RESTRICTED COMMON STOCK AS COMPENSATION FOR FINANCIAL ADVISORY SERVICES

This Information Statement contains a brief summary of the material aspects of the actions approved by the Board and the Majority Stockholders.

The Series E Approval and the Advisory Fee Shares Approval will become effective on the date that is twenty (20) calendar days after the mailing of this information statement.

We currently expect that such effective date will be on or about January 10, 2018.

Series E Preferred Stock

The Company is conducting a private placement offering to accredited investors (the “Offering”) of up to $3,000,000 of units (the “Units”), with each Unit comprised of (i) one (1) share of Series E Preferred Stock, par value $0.001 per share (the “Series E Preferred Stock”) and (ii) fifteen (15) warrants (the “Warrants”) to purchase shares of the Company’s common stock, par value $0.025 per share (“Common Stock”). In connection with the Offering the Company has entered into, and expects to continue to enter into, definitive securities purchase agreement (the “Securities Purchase Agreements”).

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The Warrants are five year warrants to purchase shares of Common Stock at an exercise price of $1.20 per share, exercisable beginning six months after the date of issuance thereof. The Warrants provide for cashless exercise to the extent that there is no registration statement available for the underlying shares of Common Stock.

The Company intends to use the proceeds of the Offering for equipment, the acquisition of a manufacturing facility for Meridian Innovations, LLC, a wholly owned subsidiary of the Company and/or other general working capital and/or capital expenditures. The Closing occurred following the satisfaction of customary closing conditions.

The representations and warranties contained in the Securities Purchase Agreement were made by the parties to, and solely for the benefit of, the other in the context of all of the terms and conditions of that agreement and in the context of the specific relationship between the parties. The provisions of the Securities Purchase Agreement, including the representations and warranties contained therein, are not for the benefit of any party other than the parties to such agreements, and are not intended as documents for investors and the public to obtain factual information about the current state of affairs of the parties to those documents and their agreements.

Effective October 17, 2017, in connection with the Offering, the Company and the Investor entered into a Registration Rights Agreement (the “Registration Rights Agreement”). Pursuant to the Registration Rights Agreement, the Company shall prepare and, as soon as practicable, but in no event later than 10 days from the date of the effectiveness of the resale registration statement filed in connection with the offering of units that included shares of the Company’s Series D Preferred Stock, file with the Securities and Exchange Commission (the “SEC”) an initial Registration Statement on Form S-3 covering the resale of all shares of Common Stock comprising the Units, including shares of Common Stock underlying the Warrants, or the largest amount thereof permissible. The Company shall use its best efforts to have such initial Registration Statement, and each other Registration Statement required to be filed pursuant to the terms of the Registration Rights Agreement, declared effective by the SEC as soon as practicable.

The securities underlying the Warrants and the securities issued pursuant to the Offering were not registered under the Securities Act of 1933, as amended (the “Securities Act”), but qualified for exemption under Section 4(a)(2) of the Securities Act. The securities were exempt from registration under Section 4(a)(2) of the Securities Act because the issuance of such securities by the Company did not involve a “public offering,” as defined in Section 4(a)(2) of the Securities Act, due to the insubstantial number of persons involved in the transaction, size of the offering, manner of the offering and number of securities offered. The Company did not undertake an offering in which it sold a high number of securities to a high number of investors. In addition, these shareholders had the necessary investment intent as required by Section 4(a)(2) of the Securities Act since they agreed to, and received, share certificates bearing a legend stating that such securities are restricted pursuant to Rule 144 of the Securities Act. This restriction ensures that these securities would not be immediately redistributed into the market and therefore not be part of a “public offering.” Based on an analysis of the above factors, the Company has met the requirements to qualify for exemption under Section 4(a)(2) of the Securities Act.

On October 23, 2017, the Company amended its Certificate of Incorporation by filing the Certificate of Amendment of the Certificate of Incorporation of the Company with the Secretary of State of the State of New York (the “Amendment to Certificate”), which established 300,000 shares of the Series E Preferred Stock, having such designations, rights and preferences as set forth therein (the “Series E Designations”), as determined by the Board in its sole discretion, in accordance with the Company’s Certificate of Incorporation and bylaws. The Company filed a copy of the Amendment to Certificate in its Current Report on Form 8-K filed with the Securities and Exchange Commission on October 23, 2017.

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The shares of Series E Preferred Stock have a stated value of $10.00 per share and, subject to the approval of a majority of the Company’s shareholders (“Shareholder Approval”), are convertible into Common Stock at a price of $1.00 per share, subject to adjustment (the “Conversion Price”) and earn dividends at the rate of 20% per annum, with such dividends for the first year earned in advance, to be issued in the form of common stock following Shareholder Approval. The Company and certain key stockholders of the Company entered into a voting agreement with the Investor related to the obtaining of Shareholder Approval (the “Voting Agreement”).

The shares of Series E Preferred Stock rank senior to the Common Stock and have the right to vote together with the holders of Common Stock as one class, with each share of Series E Preferred Stock voting on an “as converted” basis, with each share of Series E having 6.94 votes, or, subsequent to Shareholder Approval, 10 votes.

The Series E Preferred Stock shall also have the following class voting rights: so long as more than ten percent (10%) of the Series E Preferred Stock remain outstanding, the Company shall not, and shall not permit any subsidiary to, without the affirmative vote or consent of the holders of at least 75% of the shares of the Series E Preferred Stock outstanding at the time, given in person or by proxy, either in writing or at a meeting, in which the holders of the Series E Preferred Stock vote separately as a class: (i) amend, alter or repeal the provisions of the Series E Preferred Stock, whether by merger, consolidation or otherwise, so as to adversely affect any right, preference, privilege or voting power of the Series E Preferred Stock, including but not limited to the authorization or issuance of additional shares of Series E Preferred Stock; (ii) repurchase, redeem or pay dividends on (whether in cash, in kind, or otherwise), shares of the Company's Junior Stock; (iii) amend the Articles of Incorporation or By-Laws of the Company so as to materially and adversely and disproportionately affect any right, preference, privilege or voting power of the Series E Preferred Stock; (iv) effect any distribution with respect to Junior Stock; (v) reclassify the Company's outstanding securities; (vi) issue any Common Stock or any Common Stock equivalents below the Conversion Price, as in effect from time to time, excluding equity-based awards issued at the market price for the Company’s Common Stock on the date of grant pursuant to the Company’s current stock option plan and the issuance of stock upon exercise or conversion of currently outstanding securities; or (vii) amend any outstanding securities or instruments convertible or exchangeable into shares of Common Stock such that the conversion or exchange price or ratio would result in shares of Common Stock having an effective price per share below the Conversion Price.

Assuming all 300,000 shares of Series E Preferred Stock are issued pursuant to the Offering, based on the Series E Conversion Price and Series E Warrant Exercise Price (and provided the Company has sufficient authorized shares of Common Stock to allow for such conversion or exercise), up to a maximum of 7,500,000 shares of Common Stock would be issuable upon conversion of Series E Preferred Stock and exercise of the Series E Warrants, in addition to 600,000 shares issuable upon the effectiveness of the approval of the shareholders. Based on the number of shares of Common Stock outstanding as of the Record Date, but without accounting for the limitations on ownership set forth in the Series E Designations and Warrants, such shares would represent approximately 43.24% of our total outstanding shares (giving effect to such issuance). The issuance of such shares may result in significant dilution to our shareholders, and afford them a smaller percentage interest in the voting power, liquidation value and aggregate book value of the Company. The sale or any resale of the Common Stock issued upon conversion of Series E Preferred Stock and exercise of the Series E Warrants could cause the market price of our Common Stock to decline as well as result in substantial dilution to other shareholders since the Series E shareholders may ultimately convert and sell the full amount issuable on conversion. This means that our current shareholders will own a smaller interest in our company and will have less ability to influence significant corporate decisions requiring shareholder approval.

The Series E Designations, in Section III.A., provide that upon “approval of the issuance of the Series E Preferred, having such designations, rights and preferences as are set forth herein, by the Company’s common stockholders and the holder of Series A Preferred Shares voting together as a group, each Holder shall have the right, at any time commencing after the issuance, to convert the Stated Value of such shares, as well as accrued but unpaid declared dividends on the Series E Preferred Stock (collectively “Conversion Amount”) into fully paid and non- assessable shares of Common Stock of the Company (“Conversion Shares”).” Essentially, pursuant to the Series E Designations, the Series E Approval is required as a condition precedent to the effectiveness of the main economic terms of the Series E Designations, including the Conversion Price and issuance of dividends, but was not required as a condition precedent to the actual issuance of shares of Series E Preferred. The Series E Approval is required for the Company to comply with NASDAQ Marketplace Rule 5635(d), which requires shareholder approval prior to the issuance of securities in connection with a transaction other than a public offering involving (1) the sale, issuance or potential issuance by the Company of common stock (or securities convertible into or exercisable for common stock) at a price less than the greater of book or market value which together with sales by officers, directors or Substantial Shareholders (as defined in the NASDAQ Marketplace Rules) of the Company equals 20% or more of common stock or 20% or more of the voting power outstanding before the issuance; or (2) the sale, issuance or potential issuance by the Company of common stock (or securities convertible into or exercisable common stock) equal to 20% or more of the common stock or 20% or more of the voting power outstanding before the issuance for less than the greater of book or market value of the stock. Such shareholder approval has been delivered via written consent; however, the Series E Approval is not yet effective because the requirements of Rule 14c have not yet been met, but will become effective on the date that is twenty (20) calendar days after the mailing of this Information Statement to stockholders.

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The Company has already filed the Amendment to Certificate and issued shares of Series E Preferred, as the Series E Approval was not required as a condition precedent to such filing or such issuance. The Amendment to Certificate states that the filing of the Amendment to Certificate has been approved by a majority of the stockholders of the Company. The majority stockholders’ approval for the filing of the Amendment to Certificate was delivered in connection with the filing of the amendment to the Company’s Certificate of Incorporation, on June 7, 1995, which amended the Company’s Certificate of Incorporation to include “blank check” preferred stock, expressly permitting the Board to issue shares of preferred stock, in such amounts and with such designations, as the Board may determine in its sole discretion. Because the Series E Approval is not required as a condition precedent to the filing of the Amendment to Certificate, the Company filed the Amendment to Certificate prior to the effectiveness of the Series E Approval; however, the Series E Approval is needed in order to comply with NASDAQ Marketplace Rule 5635(d), which is required for certain key terms of the Series E Designations to become effective and operable.

Shares of Series E Preferred were issued pursuant to the “blank check” authority of the Board. Because the Holders’ rights to convert the Series E Preferred and dividends are predicated upon “approval of the issuance of the Series E Preferred, having such designations, rights and preferences as are set forth herein, by the Company’s common stockholders and the holder of Series A Preferred Shares voting together as a group,” the Company is filing this Information Statement on Schedule 14C with respect to the Shareholder Approval to make effective the shareholders’ approval of the past issuance of shares of the Series E Preferred (which only required Board approval) and the rights set forth in the Series E Designations (which rights require shareholder approval in advance of such rights becoming exercisable in order for the Company to comply with NASDAQ Marketplace Rule 5635(d)). The Shareholder Approval will approve the issuance of the shares of Series E Preferred as is required by the terms of, and for the purposes of, the Series E Designations in order to meet the requirements of NASDAQ Marketplace Rule 5635(d). The Company believes that requiring shareholder approval of certain rights as a condition precedent to the effectiveness of those rights under the Designations, as well as approval of the past issuance of the Series E Preferred, does not result in the shareholder approval becoming a condition precedent for the actual issuance of the Series E Preferred.

In the event that it is determined that the foregoing analysis is incorrect, a violation of Rule 14c-2(b) may be found to have occurred, subjecting the Company to potential penalties and/or other adverse consequences or liability.

Advisory Agreement

Effective October 12, 2017, the Company entered into an Advisory Agreement (the “Advisory Agreement”) with a FINRA-member firm as a non-exclusive financial advisor to the Company for a period of 12 months. Among other things, pursuant to the Advisory Agreement, as requested from time to time by the Company, such financial advisor shall provide financial advisory services to the Company pertaining to the Company’s business affairs, assisting the Company in developing, studying and evaluating a financing plan, strategic and financial alternatives, reviewing potential mergers and acquisitions, as well as assisting the Company in preparing an offering document or presentation materials describing the Company, its operations, its historical performance and future prospects. Pursuant to the Advisory Agreement, as compensation, the Company shall issue to such financial advisor 150,000 restricted shares of Common Stock.  Such 150,000 shares of Common Stock have not yet been issued.

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Further Information.

The terms of the Certificate of Designation for the Series E Preferred Stock, the Securities Purchase Agreement, the Form of Warrants, Form of Registration Rights Agreement and Voting Agreement are complex and only briefly summarized above. For further information, please refer to the descriptions contained in the Company’s Current Report on Form 8-K filed with the SEC on October 23, 2017, and the transaction documents filed as exhibits to such report. The discussion herein is qualified in its entirety by reference to such filed transaction documents.

Dissenters’ Rights

Under the New York Business Corporation Law, stockholders will not be entitled to dissenters’ rights with respect to the Series E Approval or the Advisory Fee Shares Approval, and we do not intend to independently provide stockholders with such rights.

ACTIONS TO BE TAKEN

This Information Statement contains a brief summary of the material aspects of the actions approved by the Board and the Majority Stockholders.

The Series E Approval and the Advisory Fee Approval will become effective on the date that is twenty (20) calendar days after the mailing of this information statement to stockholders.

We currently expect that such effective date will be on or about January 10, 2018.

SECURITY OWNERSHIP OF CERTAIN
BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of November 6, 2017, certain information with respect to the beneficial ownership of our common stock by each shareholder known by us to be the beneficial owner of more than 5% of our Common Stock and by each of our current directors and executive officers. Each person has sole voting and investment power with respect to the shares of Common Stock, except as otherwise indicated.

This table is prepared based on information supplied to us by the listed security holders, any Schedules 13D or 13G and Forms 3 and 4, and other public documents filed with the SEC.

Under the rules of the Securities and Exchange Commission, a person is deemed to be a beneficial owner of a security if that person has or shares voting power, which includes the power to vote or direct the voting of the security, or investment power, which includes the power to vote or direct the voting of the security. The person is also deemed to be a beneficial owner of any security of which that person has a right to acquire beneficial ownership within 60 days. Under the Securities and Exchange Commission rules, more than one person may be deemed to be a beneficial owner of the same securities, and a person may be deemed to be a beneficial owner of securities as to which he or she may not have any pecuniary beneficial interest.

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Shares of Common Stock which an individual or group has a right to acquire within 60 days pursuant to the exercise or conversion of options are deemed to be outstanding for the purpose of computing the percentage ownership of such individual or group, but are not deemed to be outstanding for the purpose of computing the percentage ownership of any other person shown in the table below.

Shareholder	Common Stock Owned Beneficially		Percent of Class (1)	Series A Preferred Stock Owned Beneficially	Percent of Class (2)

Jeffrey Cosman, Chief Executive Officer, Chairman	1,358,660	(3)	12.42%	51	100%
One Glenlake Parkway
Atlanta, GA 30328

Chris Diaz, Chief Financial Officer	0		0%		0%
One Glenlake Parkway
Atlanta, GA 30328

Walter H. Hall	175,350		* %		0%
One Glenlake Parkway
Atlanta, GA 30328

Joseph Ardagna	17,409		* %		0%
One Glenlake Parkway
Atlanta, GA 30328

Jackson Davis	17,409		* %		0%
One Glenlake Parkway
Atlanta, GA 30328

Thomas Cowee	17,409		* %		0%
One Glenlake Parkway
Atlanta, GA 30328

All directors and officers as a group (6 persons)(3)	1,586,237		14.50%	51	100%

5% or greater shareholders

Clayton Struve	1,495,376	(4)	13.83%	0	0%
175 W. Jackson Blvd., Suite 440
Chicago, IL 60604

Total(3)(4)	3,081,613		27.73%	51	100%

*	denoted less than 1%

(1)	Based on a total of 10,630,275 shares of common stock outstanding as of November 10, 2017, except as otherwise indicated.

(2)	Based on a total of 51 shares of Series A Preferred outstanding as of November 10, 2017.

(3)	Includes 1,560 shares of the common stock of the Company issued to Rush the Puck, LLC, a limited liability company in which Mr. Cosman and his wife are the sole members and 20,000 shares of the common stock of the Company issued, in the aggregate, to four limited liability companies in which Mr. Cosman is the manager. Includes 302,663 warrants to purchase common stock at an exercise price of $5.16 per share.

(4)	Includes 181,598 warrants to purchase common stock at an exercise price of $5.16 per share; does not include (i) 220,000 shares of Common Stock, issuable upon the Shareholder Approval as dividends pursuant to the Series E Preferred Stock; (ii) 978,500 shares of common stock underlying shares of Series D Preferred Stock, which may not be converted without resulting in such owner holding more than 4.99% of the Company’s outstanding shares, (iii) 1,100,000 shares of common stock underlying shares of Series E Preferred Stock, the conversion terms of which are subject to the Shareholder Approval and which may not be converted without resulting in such owner holding more than 4.99% of the Company’s outstanding shares, (iv) 1,467,750 warrants to purchase common stock at an exercise price of $1.44 per share, which cannot be exercised prior to March 8, 2018 and which may not be exercised without resulting in such owner holding more than 19.99% of the Company’s outstanding shares; and (v) 1,650,000 warrants to purchase common stock at an exercise price of $1.20 per share, which cannot be exercised prior to April 18, 2018 and which may not be exercised without resulting in such owner holding more than 19.99% of the Company’s outstanding shares.

There are no arrangements, known to the Company, including any pledge by any person of securities of the Company, the operation of which may at a subsequent date result in a change in control of the Company.

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DELIVERY OF DOCUMENTS TO STOCKHOLDERS SHARING AN ADDRESS

If hard copies of the materials are requested, we will send only one Information Statement and other corporate mailings to stockholders who share a single address unless we received contrary instructions from any stockholder at that address. This practice, known as “householding,” is designed to reduce our printing and postage costs. However, the Company will deliver promptly upon written or oral request a separate copy of the Information Statement to a stockholder at a shared address to which a single copy of the Information Statement was delivered. You may make such a written or oral request by (a) sending a written notification stating (i) your name, (ii) your shared address and (iii) the address to which the Company should direct the additional copy of the Information Statement, to Meridian Waste Solutions, Inc., One Glenlake Parkway, Atlanta, Georgia 30328.

If multiple stockholders sharing an address have received one copy of this Information Statement or any other corporate mailing and would prefer the Company to mail each stockholder a separate copy of future mailings, you may mail notification to, or call the Company at, its principal executive offices. Additionally, if current stockholders with a shared address received multiple copies of this Information Statement or other corporate mailings and would prefer the Company to mail one copy of future mailings to stockholders at the shared address, notification of such request may also be made by mail or telephone to the Company’s principal executive offices.

CAUTIONARY STATEMENT CONCERNING FORWARD-LOOKING INFORMATION

This Information Statement may contain “forward-looking statements” made under the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. The statements include, but are not limited to, statements concerning the effects of the Plan Approval and statements using terminology such as “expects,” “should,” “would,” “could,” “intends,” “plans,” “anticipates,” “believes,” “projects” and “potential.” Such statements reflect the current view of the Company with respect to future events and are subject to certain risks, uncertainties and assumptions. Known and unknown risks, uncertainties and other factors could cause actual results to differ materially from those contemplated by the statements.

In evaluating these statements, you should specifically consider various factors that may cause our actual results to differ materially from any forward-looking statements. You should carefully review the risks listed, as well as any cautionary language, in this Information Statement and the risk factors detailed under “Risk Factors” in the documents incorporated by reference in this Information Statement, which provide examples of risks, uncertainties and events that may cause our actual results to differ materially from any expectations we describe in our forward-looking statements. There may be other risks that we have not described that may adversely affect our business and financial condition. We disclaim any obligation to update or revise any of the forward-looking statements contained in this Information Statement. We caution you not to rely upon any forward-looking statement as representing our views as of any date after the date of this Information Statement. You should carefully review the information and risk factors set forth in other reports and documents that we file from time to time with the SEC.

ADDITIONAL INFORMATION

We are subject to the disclosure requirements of the Exchange Act, and in accordance therewith, file reports, information statements and other information, including annual and quarterly reports on Form 10-K and 10-Q, respectively, with the SEC. Reports and other information filed by the Company can be inspected and copied at the public reference facilities maintained by the SEC, 100 F Street, N.E., Washington, DC 20549. In addition, the SEC maintains a web site on the Internet (http://www.sec.gov) that contains reports, information statements and other information regarding issuers that file electronically with the SEC through the Electronic Data Gathering, Analysis and Retrieval System.

A copy of any public filing is also available, at no cost, by writing to Meridian Waste Solutions, Inc., One Glenlake Parkway, Atlanta, Georgia 30328. Any statement contained in a document that is incorporated by reference will be modified or superseded for all purposes to the extent that a statement contained in this Information Statement (or in any other document that is subsequently filed with the SEC and incorporated by reference) modifies or is contrary to such previous statement. Any statement so modified or superseded will not be deemed a part of this Information Statement except as so modified or superseded.

This Information Statement is provided to the holders of Common Stock of the Company only for information purposes in connection with the Actions, pursuant to and in accordance with Rule 14c-2 of the Exchange Act. Please carefully read this Information Statement.

By Order of the Board of Directors

/s/ Jeffrey Cosman

Jeffrey Cosman

Chairman and Chief Executive Officer

Dated: December 21, 2017

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